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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, no par value, of Isonics Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

     In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of August 9, 1999.

                           /s/ Richard Grossman
                           -----------------------------------------------
                           Richard Grossman

                           /s/ Orin Hirschman
                           -----------------------------------------------
                           Orin Hirschman

                           ADAM SMITH & COMPANY, INC.

                           By: /s/ Richard Grossman
                              -------------------------------------------

                           ADAM SMITH CAPITAL MANAGEMENT LLC

                           By: /s/ Richard Grossman
                              -------------------------------------------

                           ADAM SMITH INVESTMENT PARTNERS, L.P.

                           By:      ADAM SMITH CAPITAL MANAGEMENT LLC

                                    By: /s/ Richard Grossman
                                       -----------------------------------------

                           ADAM SMITH INVESTMENTS, LTD.


                           By: /s/ Martyn Crespel
                              -------------------------------------------
                              For S.C.S. Limited
                                Corporate Directors

                           By: /s/ Judy Hylton
                              -------------------------------------------
                              For F.M.C Limited
                                Corporate Directors


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                           DIAMOND CAPITAL MANAGEMENT INC.

                           By: /s/ Richard Grossman
                              -------------------------------------------